Exhibit 99.1

Broadridge Financial Solutions, Inc.

Investor Communication Solutions

Key Statistics

Annual as adjusted to provide fee revenues only

(volume and $ in millions)

Legend:

Type
RC	=	Recurring- Low Volatility
ED	=	Event-Driven- High Volatility

	FY06	FY07	FY08	Type
Proxy

Fee Revenues (1)
Equities	$223.8	$227.0	$256.0	RC
Stock Record Position Growth	4%	0%	2%
Pieces	288.9	289.9	297.8

Mutual Funds	$61.5	$78.8	$92.1	ED
Pieces	106.6	127.3	176.6

Contests/Specials	$10.2	$28.5	$19.7	ED
Pieces	14.3	31.9	21.2

Total Proxy	$295.5	$334.3	$367.8
Total Pieces	409.8	449.1	495.6

Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)	$67.4	$69.7	$73.9	RC
Position Growth	8%	9%	9%
Pieces	335.7	366.3	401.1

Mutual Funds (Supplemental Prospectuses) & Other	$43.3	$51.2	$48.9	ED
Pieces	290.1	332.8	301.3

Total Interims	$110.7	$120.9	$122.8
Total Pieces	625.8	699.1	702.4

Transaction Reporting

Transaction Reporting	$133.9	$129.6	$124.7	RC

Fulfillment
Post-Sale Fulfillment	$51.5	$59.9	$70.4	RC
Pre-Sale Fulfillment	$32.6	$37.4	$37.5	ED

Total Fulfillment	$84.1	$97.3	$107.9

Other Communications
Other (2)	$42.7	$49.9	$44.2	ED

Total Fee Revenues	$666.9	$732.0	$767.4
Total Distribution Revenues	$728.7	$820.2	$807.8

Total Net Revenue - Non-GAAP	$1,395.6	$1,552.2	$1,575.2
Transfer price adjustment	4.5	2.0	—

Total Net Revenue as reported - GAAP	$1,400.1	$1,554.2	$1,575.2

(1)	These items represent fee revenues only and exclude distribution revenues which are set out separately. The historical numbers have been adjusted to exclude distribution revenues.
(2)	Other includes pieces of 11.4M for FY06, 18.6M for FY07 and 12.6M for FY08 primarily related to corporate actions.

Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.

Investor Communication Solutions

Key Statistics

Quarterly Detailed as adjusted to provide fee revenues only

(volume and $ in millions)

Legend:

Type
RC	=	Recurring- Low Volatility
ED	=	Event-Driven- High Volatility

	1Q07	2Q07	3Q07	4Q07	1Q08	2Q08	3Q08	4Q08	Type
Proxy
Fee Revenues (1)

Equities	$23.1	$22.9	$20.8	$160.2	$22.3	$25.7	$24.2	$183.9	RC
Stock Record Position Growth	1%	-3%	-1%	1%	-1%	-4%	0%	2%
Pieces	29.8	29.6	25.3	205.3	25.8	31.6	23.8	216.6

Mutual Funds	$15.9	$18.7	$16.1	$28.1	$20.8	$26.4	$17.2	$27.6	ED
Pieces	31.3	33.2	20.8	42.0	27.6	45.3	35.8	68.0

Contests/Specials	$7.2	$3.2	$6.0	$12.1	$6.1	$3.6	$2.0	$8.0	ED
Pieces	9.2	4.4	7.0	11.2	6.5	4.5	2.1	7.9

Total Proxy	$46.2	$44.8	$42.9	$200.4	$49.2	$55.7	$43.4	$219.5
Total Pieces	70.3	67.2	53.1	258.5	59.9	81.4	61.7	292.5

Interims

Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)	$16.4	$15.1	$21.5	$16.7	$18.1	$16.2	$22.3	$17.3	RC
Position Growth	9%	6%	7%	11%	11%	9%	9%	6%
Pieces	81.8	83.7	100.3	100.6	92.2	93.9	112.7	102.3

Mutual Funds (Supplemental Prospectuses) & Other	$10.8	$12.6	$13.9	$14.0	$11.3	$10.7	$17.0	$9.9	ED
Pieces	72.9	84.4	88.8	86.7	68.9	65.9	106.3	60.2

Total Interims	$27.2	$27.7	$35.4	$30.7	$29.4	$26.9	$39.3	$27.2
Total Pieces	154.7	168.1	189.1	187.3	161.1	159.8	219.0	162.5

Transaction Reporting
Transaction Reporting	$31.2	$31.9	$37.7	$28.7	$27.9	$29.1	$36.1	$31.6	RC

Fulfillment
Post-Sale Fulfillment	$13.8	$13.6	$16.1	$16.5	$16.9	$16.8	$17.7	$19.0	RC

Pre-Sale Fulfillment	$9.2	$9.4	$9.2	$9.4	$8.6	$9.4	$10.0	$9.4	ED

Total Fulfillment	$23.0	$23.0	$25.3	$25.9	$25.5	$26.2	$27.7	$28.4

Other Communications
Other (2)	$15.2	$9.5	$14.5	$10.8	$11.0	$8.1	$10.3	$14.9	ED

Total Fee Revenues	$142.8	$136.9	$155.8	$296.5	$143.0	$146.0	$156.8	$321.6
Total Distribution Revenues	$164.2	$149.2	$183.9	$322.9	$156.1	$157.2	$186.1	$308.3

Total Net Revenue - Non-GAAP	$307.0	$286.1	$339.7	$619.4	$299.1	$303.2	$342.9	$629.9
Transfer price adjustment	1.0	1.0	—	—	—	—	—	—

Total Net Revenue as reported - GAAP	$308.0	$287.1	$339.7	$619.4	$299.1	$303.2	$342.9	$629.9

(1)	These items represent fee revenues only and exclude distribution revenues which are set out separately. The historical numbers have been adjusted to exclude distribution revenues.
(2)	Other includes pieces of 18.6M for FY07 and 12.6M for FY08 primarily related to corporate actions.

Management believes that certain Non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.

Investor Communication Solutions

Key Statistics

Quarterly

(volume and $ in millions)

Legend:

Type
RC	=	Recurring- Low Volatility
ED	=	Event-Driven- High Volatility

	1Q08	1Q09	Type
Proxy
Fee Revenues (1)

Equities	$22.3	$24.7	RC
Stock Record Position Growth	-1%	5%
Pieces	25.8	24.1

Mutual Funds	$20.8	$15.4	ED
Pieces	27.6	21.6

Contests/Specials	$6.1	$7.3	ED
Pieces	6.5	6.8

Total Proxy	$49.2	$47.4
Total Pieces	59.9	52.5

Interims

Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)	$18.1	$19.1	RC
Position Growth	11%	6%
Pieces	92.2	107.7

Mutual Funds (Supplemental Prospectuses) & Other	$11.3	$14.3	ED
Pieces	68.9	85.8

Total Interims	$29.4	$33.4
Total Pieces	161.1	193.5

Transaction Reporting
Transaction Reporting	$27.9	$31.6	RC

Fulfillment
Post-Sale Fulfillment	$16.9	$17.3	RC

Pre-Sale Fulfillment	$8.6	$8.9	ED

Total Fulfillment	$25.5	$26.2

Other Communications
Other (2)	$11.0	$9.6	ED

Total Fee Revenues	$143.0	$148.2
Total Distribution Revenues	$156.1	$165.6

Total Net Revenue as reported - GAAP	$299.1	$313.8

(1)	These items represent fee revenues only and exclude distribution revenues which are set out separately. The historical numbers have been adjusted to exclude distribution revenues.
(2)	Other includes pieces of 6.1M for 1Q08 and 2.7M for 1Q09 primarily related to corporate actions.

Broadridge Financial Solutions, Inc.

Securities Processing Solutions

Key Statistics

Quarterly

($ in millions)

Legend:

Type
RC	=	Recurring- Low Volatility
ED	=	Event-Driven- High Volatility

	1Q08	1Q09	Type
Equity

Transaction-Based
Equity Trades	$63.0	$66.4	RC
Internal Trade Volume Growth	1,456	1,502
Trade Volume (Average Trades per Day in ‘000) (1)	2,059	2,106

Non-Transaction
Other Equity Services	$43.8	$45.0	RC

Total Equity	$106.8	$111.4
Fixed-Income

Transaction-Based
Fixed-Income Trades	$12.4	$14.2	RC
Internal Trade Volume	213	270
Trade Volume (Average Trades per Day in ‘000)	216	278

Non-Transaction
Other Fixed-Income Services	$5.2	$7.6	RC

Total Fixed-Income	$17.6	$21.8

Total Net Revenue as reported - GAAP	$124.4	$133.2

(1)	Equity Trade volume adjusted to exclude trades processed under fixed priced contracts. Management believes excluding this trade volume presents a stronger correlation between trade volume and Equity Trade revenue.

Broadridge Financial Solutions, Inc.

Clearing and Outsourcing Solutions

Key Statistics

Quarterly

($ in millions)

Legend:

Type
RC	=	Recurring- Low Volatility
ED	=	Event-Driven- High Volatility

	1Q08	1Q09	Type
Clearing
Net Interest Income (1)	$8.0	$5.2	RC
Average Margin Debits	$870.1	$880.1
Clearing Fees/Other	$11.5	$11.8	RC
Trade Volume (Average Trades per Day in ‘000)	45.3	47.3

Outsourcing
Outsourcing	$5.2	$6.2	RC
# of Clients	4	6

Total Net Revenue as reported - GAAP	$24.7	$23.2

(1)	Referred to as “Margin Revenues” in Key Statistics prior to 3Q08.